UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
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THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-9973	36-3352497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1400 Toastmaster Drive,	Elgin,	Illinois	60120
(Address of principal executive offices)			(Zip Code)

(847)	741-3300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 19, 2026, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were a total of 46,621,841 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 44,057,414 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 8, 2026.

1. ELECTION OF DIRECTORS

Proposal one was the election of eleven (11) directors. The shares present were voted as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Julie M. Bowerman	41,426,022	528,622	17,560	2,085,210
Sarah Palisi Chapin	39,140,321	2,821,278	10,605	2,085,210
Glenn A. Eisenberg	41,603,324	284,827	84,053	2,085,210
Timothy J. Fitzgerald	41,628,896	331,837	11,471	2,085,210
Edward P. Garden	41,203,500	756,157	12,547	2,085,210
Christopher M. Hix	41,741,381	136,218	94,605	2,085,210
Cathy L. McCarthy	41,420,969	530,061	21,174	2,085,210
Robert A. Nerbonne	41,233,561	687,030	51,613	2,085,210
Gordon J. O'Brien	38,036,569	3,925,250	10,385	2,085,210
Stephen R. Scherger	41,225,965	694,794	51,445	2,085,210
Tejas P. Shah	41,547,593	374,428	50,183	2,085,210

Pursuant to the foregoing votes, all eleven nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal two was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The shares present were voted as follows:

For	Against	Abstain	Broker Non-Votes
40,916,800	982,309	73,095	2,085,210

Pursuant to the foregoing votes, proposal two was approved on an advisory basis.

3. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal three was the ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending January 2, 2027. The shares present were voted as follows:

For	Against	Abstain	Broker Non-Votes
42,891,095	1,071,172	95,147	—

Pursuant to the foregoing votes, proposal three was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated:	May 21, 2026	By:	/s/ Brittany C. Cerwin
Brittany C. Cerwin
Chief Financial Officer